Omnicom Group

FOURTH QUARTER 2006 RESULTS

Investor Presentation

February 13, 2007

Exhibit 99.2

The following materials have been prepared for use in the February 13, 2007 conference call on Omnicom’s results of operations for the year ended December 31, 2006. The call will be archived on the Internet at
http://www.omnicomgroup.com/financialwebcasts.

Forward-Looking Statements
Certain of the statements in this document constitute forward-looking statements within the meaning of the Private
Securities Litigation Act of 1995. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,”
“could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are present expectations. Actual events or results may differ materially. We undertake no obligation to update or revise any forward-looking statement.

Other Information
All dollar amounts are in millions except for EPS. The following financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

2006 vs. 2005 P&L Summary

2006

2005

%

2006

2005

%

Revenue

3,216.2

$

2,939.4

$

9.4%

11,376.9

$

10,481.1

$

8.5%

Operating Income

474.2

426.1

11.3%

1,483.5

1,339.8

10.7%

% Margin

14.7%

14.5%

13.0%

12.8%

Net Interest Expense

24.1

16.5

91.6

59.2

Profit Before Tax

450.1

409.6

9.9%

1,391.9

1,280.6

8.7%

% Margin

14.0%

13.9%

12.2%

12.2%

Taxes

151.4

137.9

466.9

435.3

% Tax Rate

33.6%

33.7%

33.5%

34.0%

Profit After Tax

298.7

271.7

9.9%

925.0

845.3

9.4%

Equity in Affiliates

12.0

10.4

29.6

27.6

Minority Interest

(33.5)

(29.5)

(90.6)

(82.2)

Net Income

277.2

$

252.6

$

9.7%

864.0

$

790.7

$

9.3%

Fourth Quarter

Full Year

2006 vs. 2005 Earnings Per Share

Earnings per Share:

Basic

Diluted

  Growth Rate, Diluted

Weighted Average Shares (millions):

Basic

Diluted

Dividend Declared Per Share

$  1.64

1.62

14.9

169.1

171.3

$0.25

2005

2006

Fourth Quarter

$  1.42

1.41

178.2
179.6

$0.25

$  5.04

4.99

14.4

171.4

173.1

$1.00

2005

2006

Full Year

$  4.38

4.36

180.4
181.8

$0.925

%

%

2006 Total Revenue Growth

(a)

To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue.  The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

(b)

Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses.  Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c)

Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

4

$

%

$

%

Prior Period Revenue

2,939.4

$

10,481.1

$

Foreign Exchange (FX) Impact (a)

85.8

2.9%

72.3

0.7%

Acquisition Revenue (b)

(3.5)

-0.1%

25.9

0.2%

Organic Revenue (c)

194.5

6.6%

797.6

7.6%

Current Period Revenue

3,216.2

$

9.4%

11,376.9

$

8.5%

Fourth Quarter

Full Year

2006 Revenue By Discipline

(a)  “Growth” is the year-over-year growth from the prior period.

Advertising

43.3%

PR

9.7%

CRM

36.9%

Specialty

10.1%

Advertising

42.8%

PR

10.1%

CRM

35.9%

  Specialty

11.2%

Full Year

Fourth Quarter

5

Pie Chart

$ Mix

% Growth(a)

$ Mix

% Growth(a)

Advertising

1,392.2

6.6%

####

Advertising

4,866.4

6.0%

CRM

1,187.4

15.0%

####

CRM

4,081.1

13.0%

PR

310.7

16.3%

9.7%

PR

1,150.1

10.0%

Specialty

325.9

-2.4%

####

Specialty

1,279.3

3.7%

Fourth Quarter

United
States

54.4%

UK

10.8%

Euro

Markets

20.3%

Other

14.5%

Full Year

United
States

52.4%

UK

10.7%

Euro

Markets

22.3%

Other

14.6%

6

(a)  “Growth” is the year-over-year growth from the prior period.

2006 Revenue By Geography

$ Mix

$ Growth(a)

$ Mix

$ Growth(a)

United States

1,685.1

$

109.6

$

United States

6,194.0

$

450.1

$

Organic

108.4

Organic

415.5

Acquisition

1.2

Acquisition

34.6

International

1,531.1

$

167.2

$

International

5,182.9

$

445.7

$

Organic

86.1

Organic

382.1

Acquisition

(4.7)

Acquisition

(8.7)

FX

85.8

FX

72.3

$ Mix

% Growth(a)

$ Mix

% Growth(a)

United States

1,685.1

$

7.0%

United States

6,194.0

$

7.8%

Euro Currency Markets

717.2

14.8%

Euro Currency Markets

2,313.5

7.3%

United Kingdom

344.9

12.2%

United Kingdom

1,229.7

11.6%

Other

469.0

8.6%

Other

1,639.7

10.9%

Cash Flow – GAAP Presentation (condensed)

2006

2005

Net Income

864.0

$

790.7

$

  Stock-Based Compensation Expense

71.1

87.0

  Windfall Tax Benefit on Stock Compensation

-

15.8

  Depreciation and Amortization

190.0

175.2

  Other Non-Cash Items to Reconcile to Net Cash Provided by Operations

78.2

73.7

  Other Changes in Working Capital

564.5

(151.2)

  Excess Tax Benefit on Stock Compensation

(26.6)

-

Net Cash Provided by Operations

1,741.2

991.2

  Capital Expenditures

(177.6)

(162.7)

  Acquisitions

(236.3)

(294.5)

  Proceeds from Sale of Businesses

31.4

29.3

  Repayment of LT Notes Receivable

13.5

65.8

  Other Investing Activities, net

180.2

199.8

Net Cash Used in Investing Activities

(188.8)

(162.3)

  Dividends

(175.8)

(164.0)

  Proceeds from Issuance of Debt

996.6

0.9

  Repayment of Debt

(300.4)

(188.4)

  Stock Repurchases

(1,344.6)

(731.8)

  Share Transactions Under Employee Stock Plans

297.9

74.3

  Excess Tax Benefit on Stock Compensation

26.6

-

  Other Financing Activities

(83.8)

(107.8)

Net Cash Used in Financing Activities

(583.5)

(1,116.8)

Effect of exchange rate changes on cash and cash equivalents

(65.2)

(41.9)

Net Increase (Decrease) in Cash and Cash Equivalents

903.7

$

(329.8)

$

Full Year

Current Credit Picture

(a) “Operating Income (EBIT)” and “Net Interest Expense”  calculations shown are the latest twelve month (“LTM”)  figures for the periods specified.

      Although our bank agreements reference EBITDA, we have used EBIT for this presentation because EBITDA is a non-GAAP measure.

(b)  Holders of our Convertible Notes Due 6/15/33 were offered a supplemental interest payment not to put the notes to us for repurchase and to consent to certain amendments to the notes. Holders of $428.1 million of notes consented to the amendments and were paid the supplemental interest, thus creating the Convertible Notes Due 7/1/38.  Holders of $39.4 million of notes did not put or consent to the amendments, and the terms of their notes remain unchanged.  The remaining holders of  $132.5 million of notes put the notes to us for repurchase.

2006

2005

Operating Income (EBIT) (a)

$

1,484

$

1,340

Net Interest Expense (a)

$

91.6

$

59.2

EBIT / Net Interest

16.2

x

22.6

x

Net Debt / EBIT

0.8

x

0.9

x

Debt:

Bank Loans (Due Less Than 1 Year)

$

11

$

15

CP Issued Under $2.5B - 5 Year Revolver Due 6/23/11

-

-

Convertible Notes Due 2/7/31

847

847

Convertible Notes Due 7/31/32

727

892

Convertible Notes Due 6/15/33 (b)

39

600

Convertible Notes Due 7/1/38 (b)

428

-

10 Year Notes Due 4/15/16

996

-

Other Debt

18

19

Total Debt

$

3,066

$

2,373

Cash and Short Term Investments

1,929

1,210

Net Debt

$

1,137

$

1,163

Full Year

Current Liquidity Picture

(a)

Credit facility expires June 23, 2011.

(b)

Represents uncommitted facilities in the U.S., U.K. and Canada. These amounts are excluded from our available liquidity for purposes of this presentation.

Total Amount

Of Facility

Outstanding

Available

Committed Facilities

5 Year Revolver (a)

2,500

$

-

$

2,500

$

Other Committed Credit Facilities

11

11

-

Total Committed Facilities

2,511

11

2,500

Uncommitted Facilities (b)

352

-

-

(b)

Total Credit Facilities

2,863

$

11

$

2,500

$

Cash and Short Term Investments

1,929

Total Liquidity Available

4,429

$

As of December 31, 2006

Acquisitions Summary

Acquisition Related Expenditures

Note: See appendix for subsidiary acquisition profiles.

Includes acquisitions of a majority interest in new agencies resulting in their consolidation.

Includes acquisitions of additional equity interests in existing affiliate agencies resulting in their majority ownership and consolidation.

Includes acquisitions of less than a majority interest in agencies in which Omnicom did not have a prior equity interest and the acquisition of additional interests in existing affiliated agencies that did not result in majority ownership.

Includes the acquisition of additional equity interests in already consolidated subsidiary agencies.

Includes additional consideration paid for acquisitions completed in prior periods.

(a)

(b)

(c)

(d)

(e)

New Subsidiary Acquisitions (a)

78

$

Affiliates to Subsidiaries (b)

-

Affiliates (c)

14

Existing Subsidiaries (d)

60

Earn-outs (e)

159

Total Acquisition Expenditures

311

$

Full Year 2006

Potential Earn-out Obligations

The following is a calculation of future earn-out obligations as of
December 31, 2006, assuming that the underlying acquired
agencies continue to perform at their current levels: (a)

(a)

The ultimate payments will vary as they are dependent on future events and changes in FX rates.

12

2007

2008

2009

2010

Thereafter

Total

164

$

108

$

77

$

83

$

16

$

448

$

Potential Obligations

(a)  The ultimate payments will vary as they are dependent on future events and changes in FX rates.

In conjunction with certain transactions, Omnicom has agreed to acquire (at the sellers’ option) additional equity interests. If these rights are exercised, there would likely be an increase in our net income as a result of our increased ownership and the reduction of minority interest expense.  The following is a calculation of  these potential future obligations (as of December 31, 2006), assuming these underlying acquired agencies continue to perform at their current levels: (a)

Currently

Exercisable

Not Currently

Exercisable

Total

Subsidiary Agencies

145

$

82

$

227

$

Affiliated Agencies

48

8

56

Total

193

$

90

$

283

$

Fourth Quarter Acquisitions

180 Communications

180 Communications is a full-service international advertising agency headquartered in Amsterdam, the Netherlands.  180 Communications
has been one of the most awarded independent agencies of the past several years.

180 Communications will operate as an independent agency within
Omnicom.

Fourth Quarter Acquisitions

BBL/HFM

BBL-HFM is a full-service communications agency, providing
advertising, direct marketing, media planning and recruitment advertising services. The company is located in The Hague, the
Netherlands, and its clients primarily comprise governmental and other public authorities.

The company has been merged with an existing agency within the
TBWA Netherlands group to form HFM Bovaco.

FLAMINGO
INTERNATIONAL
research · thinking · strategy

Fourth Quarter Acquisitions

Flamingo International

Flamingo International is a qualitative market research agency that specializes in delivering international marketing and product development services to consumer brand businesses.  These
services include brand consulting, focus group facilitation and analysis, online research, semiotics, ethnography and youth
marketing consulting.

Flamingo International has offices in London, San Francisco and
Singapore and will operate as an independent agency within DAS.

Fourth Quarter Acquisitions

Weapon 7

Weapon 7 is a digital interactive television consulting agency providing advertisement design and production, digital interactive strategy consulting and mobile content production.  The agency serves multinational clients in the United Kingdom and Europe.

Weapon 7 is located in London and is part of DAS’s Zulu Group in the U.K.

17